March 2017 Citi 2017 Global Property CEO Conference Exhibit 99.1

Disclaimer Cautionary Statement Regarding Forward-Looking Information The information presented herein may contain forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 giving Regency’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions. Such forward-looking statements include, but are not limited to, statements about the recent merger of Regency with Equity One, Inc. (“Equity One”), including future financial and operating results, plans, objectives, expectations and intentions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements. In addition to factors previously disclosed in Regency’s reports filed with the Securities and Exchange Commission and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements and historical performance: the outcome of any legal proceedings that were or may be instituted against Regency or Equity One in connection with the merger; the possibility that the anticipated benefits of the merger transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of changes in the economy and competitive factors in the areas where Regency does business; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the completion of the merger transaction; Regency’s ability to complete the integration of Equity One successfully or fully realize cost savings and other benefits and other consequences associated with mergers, acquisitions and divestitures; changes in asset quality and credit risk; the potential liability for a failure to meet regulatory requirements, including the maintenance of REIT status; material changes in the dividend rates on securities or the ability to pay dividends on common shares or other securities; potential changes to tax legislation; changes in demand for developed properties; adverse changes in financial condition of joint venture partner(s) or major tenants; risks associated with the acquisition, development, expansion, leasing and management of properties; risks associated with the geographic concentration of Regency; risks associated with the industry concentration of tenants; the potential impact of consummation of the proposed merger transaction on relationships, including with tenants, employees, customers and competitors; significant costs related to uninsured losses, condemnation, or environmental issues; the ability to retain key personnel; and changes in local, national and international financial market, insurance rates and interest rates. Regency does not intend, and undertakes no obligation, to update any forward-looking statement. Important Additional Information Investors and security holders are urged to carefully review and consider Regency’s public filings with the Securities and Exchange Commission (the “SEC”), including but not limited to its Annual Reports on Form 10-K, proxy statements, Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. The documents filed by Regency with the SEC may be obtained free of charge at Regency’s website at http://www.regencycenters.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from Regency by requesting them in writing to One Independent Drive, Suite 114, Jacksonville, FL 32202-3842, or by telephone at (904) 598-7000.

Positive financial impact while maintaining balance sheet strength Powerful national shopping center platform provides for sizeable scale benefits including operational efficiencies and relative cost of capital Best-in-class capabilities position Regency to harvest value creation opportunities from asset management, development and redevelopment Unequaled portfolio of high-quality centers, primarily grocery-anchored, located in dense in-fill and affluent trade areas with superior growth prospects Strategic Benefits of the Merger Organic growth, operating and development capabilities, national platform, and balance sheet position Regency for superior growth in shareholder value 1 2 3 4

Regency Today: A Leading Shopping Center REIT

Unequaled portfolio of high-quality centers for superior NOI growth	■ 429 assets encompassing 57M square feet ■ $20.34 total ABR per sq. ft. ■ 78% grocery-anchored with 75% top-tier grocers[1] ■ 135,000 average trade area population (3-mile) ■ $105,000 average household income (3-mile) ■ Attractive metro markets: Southern California, Northern California, Southeast Florida, New York Metro, DC Metro, Dallas, Houston, Atlanta, Raleigh, Chicago, and Boston
Positioned for value creation	■ Best-in-class national and local development and leasing platform positioned to create value, including redevelopment and development projects ■ Lower cost of capital enhances profitability of investment opportunities

Provides for scale benefits	■ Leading shopping center REIT
	    ■ Overhead ratio[2] improves to approximately 29bps
	    ■ Ability to attract excellent talent
	■ Breadth and depth of combined platform provides for expanded growth opportunities
	■ Positioned to achieve superior cost of capital and capital deployment opportunities
	■ S&P 500 inclusion significantly increases shareholder liquidity
	■ Maintains well-capitalized and flexible balance sheet to support growth

Positive financial impact	■ Accretive to Core FFO, assuming full savings, before positive incremental impact of merger related purchase accounting adjustments[3] and after potential dispositions ■ Expect ~$27M annual run-rate operational and cost saving benefits by year-end '17 ■ Value creation through enhanced NOI growth and redevelopment/development



Belmont Chase
DC Metro



Veranda Shoppes
Miami, Florida



Village at La Floresta
Brea, California

Data as of 12/31/16 pro forma for merger subsequent events
[1] Per Green Street Advisors; Grocery-anchored weighted by gross asset value per Green Street Advisors; Top-tier grocers weighted by GLA
[2] Green Street Advisors; REG equal to pro forma G&A less $27mm of synergies over combined gross asset value of $16bn
[3] In connection with the transaction, Regency expects sq. ft.AS adjustments associated with purchase accounting related to above / below-market leases

Regency Centers.

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Unequaled National Portfolio with Attractive Demographics Note: Statistics based on weighted average ABR as of 12/31/16 and includes 100% of co-investment partnerships. Demographics provided based on a 3-mile radius.

Strong Momentum in 2017 from Compelling 2016 Results 2016 Financial and Operating Results Financial Same property NOI growth2 Core FFO per share growth 3.5% 8.2% Operating % leased (all) % leased (shops) ABR PSF3 Rental rate growth - Total Rental rate growth - New Rental rate growth - Renewal 95.4% 93.0% $20.21 11.3% 26.0% 8.2% REG EQY 4.5% 7.0% 95.8% 89.8% $20.59 15.3% 13.7% 15.8% Regency 2017 SPNOI guidance for combined company of 3.0% to 3.8% vs. peer average of 2.5%1 Same Property NOI growth2 Source: Company filings as of 12/31/16 1 Peers include BRX, DDR, FRT, KIM, RPAI and WRI 2 Includes redevelopment 3 Includes redevelopment and development

Regency’s Disciplined Approach to Development Grows NAV Overview Located just south of San Francisco in Daly City, the largest city in San Mateo county 895,438 sq. ft. anchored by Target, JCPenney, Macy's, and Dick's Sporting Goods Status Project stabilization in 2018 Total project costs of ~$110M yielding a 7% to 8% return on capital (50% complete) Leases executed for 133,000 sq. ft. with Nordstrom Rack, Buy Buy Baby, Cost Plus World Market, Dave & Buster’s and Daiso at ABR of $28.54 per sq. ft. Serramonte Center Bay Area, CA Overview Located in affluent Somerset county, the 8th wealthiest county in the United States 218,000 sq. ft. center anchored by Whole Foods, Nordstrom Rack, and Saks Off 5th Will be a dominant regional draw; only Whole Foods within 30-minute drive time Status Project stabilization in 2018 81% leased and committed prior to start of construction Total project costs of $71M yielding a 6.5% return on capital Chimney Rock New York, NY Overview Located in Houston’s fastest growing master-planned community of Riverstone 165,000 sq. ft.. center anchored by Kroger Strong barriers to entry – one of two sites within the MPC allowing a grocery use Status Project stabilization in 2019 83% leased and committed prior to start of construction Total project costs of $31M yielding a 8.0% return on capital The Village at Riverstone Houston, TX Data as of 12/31/16

Regency's National Platform is Positioned to Unlock Meaningful Upside Through Redevelopment

Westwood Complex
Bethesda, MD



Overview

- Situated on 22 acres in one of the most affluent areas in DC Metro area
- 467,000 sq. ft. outdated center and ancillary buildings anchored by highly productive Giant Eagle supermarket

Opportunity

- County has recently up-zoned the property
- May develop up to 1,800,000 sq.. of GLA comprised of anchored retail and residential (multifamily and townhomes), for which Regency would partner with industry-leading developer/operators

Potrero Center
San Francisco, CA



Overview

- Positioned on nearly a full city block in the heart of Mission Bay district in a walkable urban setting
- 227,000 sq. ft. center anchored by Safeway, Ross, Petco and 24 Hour Fitness

Opportunity

- Site has significant underlying entitlements
- Up to ~350,000 sq. ft. retail / 50,000 sq. ft. office / 800 units residential
- No restrictions on national retailers (rare for San Francisco)
- Intrinsic demand for retail, residential and office

Costa Verde
La Jolla, CA



Overview

- Located across from Westfield's UTC Mall, undergoing $1B+ redevelopment
- Adjacent to new transit stop and the epicenter for biotech, health, office and UCSD research

Opportunity

- Reposition the center with 150,000 sq. ft. of new GLA, several new anchors and new 7-story hotel not to be owned by Regency
- Entitlements expected in ~3 years

Regency Centers.
Data as of 12/31/16
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Operational and Cost Saving Benefits Provided by Scale Operational efficiency vs. peers (G&A % of gross asset value) Expected ~$27M of annual operational and cost saving benefits by year-end 2017: Company level / corporate redundancies Operating system redundancies Added approximately 50 total employees (~30 from EQY including 2 junior officers) Potential additional operational cost and revenue benefits: Enhanced purchasing power and property management efficiencies Enhanced leasing opportunities Opportunity for capital recycling into higher quality assets Improved cost of capital due to balance sheet strength and improved growth profile Potential interest rate savings Source: Green Street Advisors Annual cost savings

Experienced and Deep Management Team

Net debt / LTM EBITDA2 5.0x LTM fixed charge coverage2 4.4x Unencumbered assets to gross real estate assets3 78.0% Secured debt / gross assets4 7.5% Net debt / gross assets4 31.6% Fortress Balance Sheet to Support Growth Note: Data as of 12/31/16 pro forma for subsequent events; Includes co-investment partnerships debt at pro rata share; Assumes repayment of Equity One $118mm revolver balance 1 As of 02/21/17; Equity value based on implied equity value of Equity One based on merger exchange ratio of 0.45 Regency share for each Equity One share; 2 Includes $27mm of estimated cost savings; 3 Based on undepreciated book value of real estate assets; 4 Based on undepreciated book value of total assets % maturing 2.8% 4.5% 7.2% 26.2% Pro forma credit metrics Pro forma debt maturity profile ($mm) 4.6% 16.3% 10.6% 16.9% 3.2% 7.8% Pro forma capital structure (% of total capitalization)1 Equity $12.0bn Total Debt + pref. $3.9bn Total Capitalization $16.0bn